CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Carter E. Anthony, President of RMK Strategic Income Fund, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: December 2, 2004                /s/ Carter e. Anthony
     ---------------------         -----------------------------------
                                       Carter E. Anthony, President


         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph C. Weller, Treasurer of RMK Strategic Income Fund, Inc. (the "Fund"), certify that:

     1. The Form N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: December 2, 2004                /s/ Joseph C. Weller
     ---------------------         -------------------------------
                                       Joseph C. Weller, Treasurer